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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2004

Steel City Products, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-2572 (Commission File Number)	55-0437067 (IRS Employer Identification No.)
200 Center Street McKeesport, PA 15132 (Address of principal executive offices)		15132 (Zip Code)

Registrant's telephone number, including area code: (817) 416-0717

n/a
(Former name or former address, if changed since last report.)

Item 5.    Other Events

        On March 29, 2004, Steel City Products, Inc. issued a press release regarding its going private transaction. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

    (c)
    Exhibits.

          99.1    Press Release of Steel City Products, Inc. issued on March 29, 2004.

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEEL CITY PRODUCTS, INC.
Dated: March 29, 2004	By:	/s/ MAARTEN D. HEMSLEY Maarten D. Hemsley Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Steel City Products, Inc. issued on March 29, 2004.

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  Item 5. Other Events
  Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX